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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
AMERICAN SCIENCE AND ENGINEERING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, MA 01821

July 27, 2004

To our stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of American Science and Engineering, Inc. to be held Thursday, September 16, 2004 at 10:30 a.m. at the Renaissance Bedford Hotel. The Board of Directors and management look forward to personally greeting those stockholders who will attend.

        The accompanying Proxy Statement asks for your vote to set the number of Directors at eight for the ensuing year and to re-elect the eight current Directors to another one-year term. Our Board of Directors is elected each year by the stockholders to a one-year term.

        The Board of Directors also would like stockholders to ratify its selection of PricewaterhouseCoopers LLP, as independent auditors for the fiscal year ending March 31, 2005.

        The Board of Directors of your Company recommends that you vote FOR these proposals. If you have any questions, please call me, our Chairman, General William Odom, or Ken Galaznik, our Acting Chief Financial Officer, at 800-225-1608.

        Thank you for your consideration and I look forward to seeing you at our Annual Meeting on September 16, 2004.

                      Very truly yours,

                      Anthony R. Fabiano
                      President and CEO

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 16, 2004

        The Annual Meeting of Stockholders of American Science and Engineering, Inc. (the "Company") will be held Thursday, September 16, 2004, at 10:30 A.M., at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, for the following purposes:

          (1) To fix the number of Directors of the Company at eight for the ensuing year, and to elect the persons named in the accompanying Proxy Statement to serve as Directors until the next Annual Meeting and until their successors are elected and qualified;

          (2) To ratify the selection of PricewaterhouseCoopers LLP, as independent auditors for the fiscal year ending March 31, 2005; and

          (3) To consider and act upon any other business that may properly come before the meeting and any adjournment or adjournments thereof.

        Our proxy statement containing information for stockholders accompanies this Notice and a copy of our Annual Report for the fiscal year ended March 31, 2004 is also enclosed.

        The Board of Directors has fixed the close of business, July 22, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                      By Order of the Board of Directors

                      Kenneth J.Galaznik
                      Assistant Clerk

July 27, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

AMERICAN SCIENCE AND ENGINEERING, INC.
829 Middlesex Turnpike
Billerica, Massachusetts 01821

PROXY STATEMENT

        The enclosed Proxy is solicited by the Board of Directors of American Science and Engineering, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, September 16, 2004, at 10:30 a.m. at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts, and at any adjournment of the meeting (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the attached notice of the Meeting and in this Proxy Statement.

        Stockholders of record at the close of business on July 22, 2004 are entitled to notice of and to vote at the Meeting. Each share of Common Stock of the Company outstanding on the record date is entitled to one vote. As of the close of business on July 22, 2004, 7,822,312 shares of Common Stock of the Company were outstanding. Each share represents the ability to exercise one vote.

        We anticipate that this Proxy Statement and the accompanying Proxy will first be mailed to stockholders on or about August 11, 2004.

        The votes of the stockholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company. The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock of the Company is necessary to provide a quorum at the Meeting. Directors are elected by a plurality of the affirmative votes cast. Abstentions and broker "non-votes" are each counted as present in determining whether the quorum requirement is satisfied, but are not counted as votes properly cast with respect to the matter. Accordingly, such abstentions and broker "non-votes" will have no effect on the outcome of voting on the election of directors or the ratification of the selection of independent public accountants. Abstentions and "non-votes" have the effect of votes against proposals presented to the stockholders other than the election of directors. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        All proxies solicited by the Board of Directors of the Company that are properly executed and returned, but which are not expressly voted, will be voted at the Meeting in accordance with the recommendation of the Board of Directors of the Company, unless such proxies are revoked prior to the Meeting. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or may be revoked in person at the Meeting at any time prior to the voting thereof. Attendance at the Meeting will not, by itself, revoke a proxy.

        The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors currently consists of eight members, whose terms expire at the Meeting. The directors are recommending that the size of the Board be set at eight members and that the eight incumbent directors identified below be re-elected.

        A plurality of the votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon is required to elect each of the eight directors. Abstentions and broker "non-votes" are each counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" do not have the effect of votes against the election of directors. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Each director will serve for one year and until his successor is elected and qualified. If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, the Board of Directors may designate another nominee and the persons named as proxies will vote all proxies for such nominee. The Board of Directors has no reason to believe that any nominee is unwilling or unable to serve. There are no arrangements between any nominee and any other person relating to such nominee's nomination.

        The Board of Directors recommends a vote FOR each of the below mentioned nominees as directors. Proxies solicited by the Board of Directors of the Company, if properly signed and returned and containing no instructions to the contrary, will be voted FOR electing the eight nominees listed below as directors of the Company.

Nominees

        The names of, and certain information with respect to, the persons nominated by the Board of Directors for election as directors are as follows:

Name	Age	Positions and Offices of Company Held	Date Assumed Each Position
Denis R. Brown	65	Director	April 2004
Anthony R. Fabiano	51	Director President and CEO	September 2003
Roger P. Heinisch	66	Director	August 1999
Hamilton W. Helmer	57	Director	February 1993
Donald J. McCarren	64	Director	February 1993
Ernest J. Moniz	59	Director	October 2002
William E. Odom	72	Director Chairman	September 1996 September 1998
Carl W. Vogt	68	Director	June 1997

        Mr. Denis R. Brown was elected to the Board in April 2004. He is a seasoned CEO with significant experience in defense technology, commercial manufacturing, and service businesses. Currently, Mr. Brown is a private investor and advisor to a start-up software company serving the idea management market. As Chairman and CEO of Pinkerton's from 1994 to 1999, he successfully negotiated the merger with Securitas A.B. to form the largest security company in the world and significantly improved performance and shareholder value. From 1992 to 1996, Mr. Brown served as Chairman and principal owner of Engineering Technical Services until he successfully negotiated the company's sale. He has also served in the capacity of Chairman and CEO at Concurrent Computer Corporation (1990 to 1993), and as President and CEO (1985 to 1990) at Penn Central Industries, Inc. From 1970 to 1985, Mr. Brown served as President-Defense Communications Division and then as Corporate Vice President and Group Executive Defense Space Group for ITT Corporation. Mr. Brown holds a Bachelor's degree in Slavic Languages from the University of California and a Bachelor's degree in Communications Engineering from the U.S. Naval Postgraduate School, Monterrey. He served as a U.S. Navy Officer from 1962 to 1969. Mr. Brown currently serves on the Board of Trustees of Saint Mary's College, California.

        Mr. Anthony Fabiano was appointed the Company's President and CEO in September 2003. He brought with him more than 20 years of senior management experience in the manufacture and sale of high technology products for both government and commercial applications. From 1997 to 2002, he served as President and Chief Operating Officer at Minneapolis-based Despatch Industries, a leading designer and manufacturer of thermal processing equipment. Prior to Despatch, Mr. Fabiano spent three years as Vice President of Defense Systems Operations at Alliant Techsystems, a Fortune 500 aerospace and defense company with leading positions in propulsion, munitions and composite structure materials. Before advancing to Vice President, he was President of Alliant's Ferrulmatic Operations division, formerly Ferrulmatic Inc., an engineering and manufacturing company specializing in precision products for the munitions, industrial power tool, fluid control and medical industries. Prior to acquisition by Alliant, Mr. Fabiano worked at Ferrulmatic for more than a decade, where he served as Vice President and General Manager until he was promoted to President and CEO in 1985. Mr. Fabiano holds a Bachelor of Arts degree from Rutgers University.

        Dr. Roger P. Heinisch served as Interim President and CEO of the Company from May 2003 to September 2003, and has served on the Company's Board of Directors since August 1999. In 1968 Dr. Heinisch joined the Honeywell Corporation where he served in various scientific and engineering positions before becoming Director of Research in 1978. In 1980, Dr. Heinisch became the Director of the Systems and Research Center and was named Vice President of the Center in 1982. He became Vice President of Honeywell's Flight Systems Operations in 1985. In 1988, Dr. Heinisch was appointed Corporate Vice President of Advanced Technology. In 1990, he became Vice President of Materials and Manufacturing for the Defense Systems group. When Alliant Techsystems was spun off from Honeywell in 1991, he assumed the position of Vice President, Engineering with the new company. From 1995 until April of 1997 he also assumed responsibility for Information Systems and Technology at Alliant. Dr. Heinisch is a former member of the Army Science Board and has been a member of various Department of Defense review panels and technical boards. Currently, Dr. Heinisch serves on the boards of Theseus Logic Inc., Third Wave Systems and Point Cloud. Dr. Heinisch holds a B.S. in Nuclear Engineering from Marquette University, a M.S. in Nuclear Engineering from Marquette University and a Ph.D. in Engineering Science from Purdue University. In addition, Dr. Heinisch has been recognized as an Outstanding Engineering Alumnus of Marquette and a Distinguished Engineering Alumnus of Purdue.

        Dr. Hamilton W. Helmer is the managing Director of Strategy Capital, an investment firm that manages long/short market neutral hedge funds. Dr. Helmer was the founder and Managing Partner of Helmer & Associates, a strategy consultancy that served major clients such as Adobe Systems, Hewlett-Packard, John Hancock Mutual Life, Raychem, Pinkerton, Magnavox and Mentor Graphics. Prior to Helmer & Associates he was employed as a business strategist at Bain & Company. He holds a PhD in Economics from Yale and is a Phi Beta Kappa graduate of Williams College.

        Dr. Donald J. McCarren is President of D&A Consulting, Inc., a consulting organization focused on the healthcare industry. Previously he was President and CEO of an early stage, privately held, functional genomic research organization, AlphaGene, Inc. Dr. McCarren has also served as President of the National Center for Genome Resources, a non-profit corporation located in Santa Fe, New Mexico, which supports genome projects with expertise in bioinformatics. Prior to assuming that position in 1997, Dr. McCarren was the founder of Tacora Corporation, a medical technology company located in Seattle,

Washington. From July 1992 to June 1994, he was President and Chief Operating Officer of ImmunoGen, Inc., a company focused on the delivery of small molecules using monoclonal antibodies to target cancer. Prior to that, Dr. McCarren spent almost nine years at Erbamont N.V. serving as President (1990 to 1992) of the Adria Laboratories Division of Erbamont N.V. in Columbus, Ohio, and Corporate Vice President of Worldwide Marketing and Business Development (1989 to 1990) and Vice President of Far East and Austral-Asian Operations (1986 to 1989). Dr. McCarren spent his earlier career with Abbott International, Pfizer International, Merck International and Warner Lambert. Dr. McCarren serves on the Board of Inex Pharmaceutical. Dr. McCarren has earned an MBA and holds a Ph.D. in Developmental Economics.

        Dr. Moniz is a Professor of Physics at the Massachusetts Institute of Technology where he has served on the faculty since 1973. At MIT, he served as Head of the Department of Physics and Director of the Bates Linear Accelerator Center. From October 1997 to January 2001, he was Undersecretary of the Department of Energy, responsible for the Offices of Science; Fossil Energy; Energy Efficiency and Renewable Energy; Nuclear Energy, Science and Technology; Environmental Management; and Civilian Radioactive Waste Management. He was the Department's lead negotiator for cooperative programs with Russia dealing with nuclear weapons material control and disposition. Dr. Moniz also served from 1995 to 1997 as Associate Director for Science in the Office of Science and Technology Policy in the Executive Office of the President. He previously served as a Director of the Company from 1990 to 1995. Dr. Moniz holds a Bachelor of Science degree in physics from Boston College, a doctorate in theoretical physics from Stanford University, and honorary doctorates from the University of Athens and the University of Erlangen-Nurenburg. Dr. Moniz is a fellow of the American Association for the Advancement of Science, the Humboldt Foundation, and the American Physical Society and is also a member of the Council on Foreign Relations. He is a senior associate of the Washington Advisory Group and serves on the Boards of the Gas Technology Institute, Nexant, Inc., and the Center for the Advancement of Energy Markets.

        General William E. Odom is a Senior Fellow at the Hudson Institute in Washington, D.C. and an adjunct Professor in the Department of Political Science at Yale University. Prior to joining the Hudson Institute in 1988, General Odom spent 34 years as an officer in the United States Army, retiring with the rank of Lieutenant General. While on active duty, General Odom served as Director of the National Security Agency for three years, Assistant Chief of Staff for Intelligence for the Department of the Army for four years and Military Assistant to the President's National Security Advisor for four years. General Odom received his B.S. degree from West Point and Masters and Ph.D. degrees from Columbia University. General Odom is on the Board of Directors of V-ONE Corporation of Rockville, Maryland and the Institute for the Study of Diplomacy at Georgetown University. General Odom is the author of seven books and numerous articles.

        Mr. Carl W. Vogt has been a Director of the Company since June 1997. Mr. Vogt recently retired as counsel from Fulbright & Jaworski L.L.P., a nationally and internationally based law firm (where he was formerly a senior partner). He is currently a Director of the Scudder Investments Mutual Funds, Yellow Roadway Corporation and Waste Management, Inc. He was formerly a Director of the ISI Managed Funds from 1999 to 2004, a Director of the National Passenger Railroad Corporation (AMTRAK) from 1990 until 1992, and Chair of the U.S. National Transportation Safety Board from 1992 until 1994. He is a Trustee of Williams College, where he served as President (interim) from 1999 until 2000, Chair of the Flight Safety Foundation and a member of the American Council of Germany. Mr. Vogt is a Fellow of the Royal Aeronautical Society, a Fellow of the American Bar Foundation and an Industrial Fellow, Linacre College, Oxford University, England.

Executive Officers (who are not also Directors)

Name	Age	Positions and Offices of Company Held	Date Assumed Each Position
Kenneth A. Breur	49	Vice President, Operations	December, 2003
Joseph Callerame	54	Vice President, Science and Technology	June, 1998
Kenneth J. Galaznik	52	Vice President, Finance and Acting Chief Financial Officer	July, 2003 and June 2004
Paul H. Grazewski	48	Vice President, Product Management	January, 2004
Robert G. Postle	49	Vice President, Worldwide Sales and Marketing	March, 2004

        Kenneth A. Breur is Vice President of Operations at the Company. Mr. Breur has more than 25 years experience in manufacturing technology with special focus on increasing operational effectiveness for product optimization and cost reduction. Prior to joining the Company in December 2003, Mr. Breur spent six years in management positions at Minneapolis-based Despatch Industries, a leading designer and manufacturer of thermal processing equipment. In his most recent role as Vice President, he managed worldwide sales and marketing, product management and engineering. Overseeing facilities in Minnesota, Michigan and California, Mr. Breur was responsible for P&L of all products, as well as product development initiatives. Before advancing to Vice President, Mr. Breur was Director of Product Management and Engineering. Mr. Breur holds a bachelor's degree in manufacturing engineering and a certificate in mechanical engineering from the New Jersey Institute of Technology in Newark, New Jersey.

        Dr. Joseph Callerame is Vice President of Science and Technology at the Company. Dr. Callerame returned to the Company in April 2004 after an eleven-month sabbatical in Florence, Italy. Prior to initially joining the Company 1998, Dr. Callerame served at Raytheon Electronic Systems as Manager of Engineering and Technology Development. From 1993 to 1994, he served as Deputy General Manager of the Research Division of Raytheon, and from 1989 to 1992 he was Assistant General Manager of this Division. Prior to serving as Assistant General Manager, Dr. Callerame held the position of Manager, Infrared Detector Laboratory and the Stable Sources Laboratory. From 1977 to 1980, Dr. Callerame was a senior scientist in Medical Ultrasound at Raytheon's Research Division. Dr. Callerame earned his Ph.D. and master's degree in physics from Harvard University, and holds a bachelor's degree in chemical physics from Columbia University. Dr. Callerame also served as a Postdoctoral Fellow in physics at MIT from 1975 to 1977.

        Kenneth J. Galaznik is Vice President of Finance, assumed the role of Acting Chief Financial Officer of the Company on June 24, 2004. As Acting CFO, Mr. Galaznik manages corporate finance and administration, as well as investor relations. Mr. Galaznik has been with the Company since August 2002, serving as Vice President of Finance since July 2003. Prior to joining the Company, he was Vice President of Finance at Spectro Analytical Instruments, Inc. and has 27 years of experience in accounting and finance positions in manufacturing and real estate development entities. Mr. Galaznik holds a bachelor of business administration degree in accounting from The University of Houston.

        Paul Grazewski is Vice President of Product Management at the Company. Mr. Grazewski has P&L accountability for the Company's X-ray product lines, and is responsible for developing growth strategies, building customer relationships and reducing costs. He joined the Company in 2002 as Vice President, Program Management. From 2000 to 2001, Mr. Grazewski served as Director of Programs for Alcatel, a communications solutions provider, where he led the development of a high-speed Internet router. From 1996 to 1999, Mr. Grazewski served as Vice President, Programs and Business Development at General

Dynamics Armament Systems, where he delivered integrated defense systems to a worldwide client base. From 1993 to 1996, Mr. Grazewski was Director of Programs at Lockheed Martin, a leading systems integrator and information technology company. Mr. Grazewski holds a bachelor's degree in industrial engineering and operations research from the University of Massachusetts—Amherst. He received his MBA from Xavier University in Cincinnati, Ohio

        Robert G. Postle is Vice President of Worldwide Sales and Marketing at the Company, and leads the worldwide customer-focused sales and marketing organization. Prior to joining the Company in March 2004, Mr. Postle was Vice President of Sales and Marketing at SolVision Inc., a leader in automated visual inspection solutions for the microelectronics industry, from 2003 to 2004. From 2002 to 2003, Mr. Postle was the Vice President of Sales at Sagitta, Inc., a semiconductor/telecommunications equipment manufacturer. Mr. Postle, from 1994 to 2001, was Vice President of Sales, Marketing and International for PRI Automation, a semiconductor capital equipment company. Mr. Postle holds a bachelor's degree in business administration from the State University of New York in Brockport, N.Y.

Information Regarding the Board of Directors and its Committees

        During the fiscal year ended March 31, 2004, the Board of Directors of the Company met ten times. All of the directors attended 75% or more of the aggregate of the total number of meetings of the Board (held during the period they were directors) and of the meetings of committees of the Board on which they served. Our Board of Directors has determined that each of Mr. Denis Brown, Dr. Roger P. Heinisch, Dr. Hamilton Helmer, Dr. Donald McCarren, Dr. Ernest Moniz, General William Odom, and Mr. Carl Vogt is an independent director as defined in the Amex listing standards. The Board of Directors has three standing Committees: the Audit, the Compensation, and the Nominating and Corporate Governance Committees.

        The Board of Directors, including a majority of the independent directors, has approved procedures for security holders to communicate directly with our Board of Directors on a confidential basis. Pursuant to these established procedures, the Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Specifically, the Chairman of the Board (if an independent director), or otherwise the Chairman of the Nominating and Corporate Governance Committee, with the assistance of the Company's General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other Directors as he or she considers appropriate. Under the procedures approved by the Board of Directors, including a majority of the independent directors, communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Nominating and Corporate Governance Committee considers to be important for the Directors to know. In general, communications relating to corporate governance and long term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, Massachusetts 01821.

        Resolutions adopted by the Board of Directors provide that Directors are expected to attend the Annual Meeting of Stockholders. All of the Directors attended the 2003 Annual Meeting of Stockholders.

        The Audit Committee, established in accordance with the rules and regulations of the SEC, consists of Dr. Hamilton W. Helmer, Dr. Donald J. McCarren and General William E. Odom. In the opinion of the Board of Directors, and as "independent" is defined in Section 121(A) of the Amex listing standards, these directors are independent of management and free of any relationship that would interfere with the exercise of independent judgment as members of the Audit Committee. Our Board of Directors has determined that Dr. Helmer qualifies as an "audit committee financial expert" as such term is defined under the rules and regulations of the SEC. The Board believes that the members of the Audit Committee have sufficient knowledge and experience with financial and accounting matters to perform their duties as members of the Audit Committee. This Committee, which met ten times during fiscal 2004, is primarily responsible for reviewing the activities of the Company's independent auditors, reviewing and evaluating recommendations of the auditors, recommending areas of review to the Company's management, and reviewing and evaluating the Company's financial statements, accounting policies, reporting practices and internal controls. During the past fiscal year, the Audit Committee has spent significant time and effort preparing plans and implementing programs to comply with specific requirements under the Sarbanes-Oxley Act. Our Board of Directors has adopted a written charter for the Audit Committee.

        The Compensation Committee consists of Mr. Carl W. Vogt and General William E. Odom. This Committee, which met three times during fiscal 2004, is responsible for making recommendations to the Company's Board of Directors concerning the levels and types of compensation and benefits to be paid and granted to the Company's Chief Executive Officer and other executive employees of the Company and for the administration of the Company's stock option plans. The Company's Chief Executive Officer did not attend any meeting of the Compensation Committee during which the Compensation Committee prepared its recommendation regarding the level and type of compensation and benefits for the Chief Executive Officer. In the opinion of our Board of Directors, the members of the Compensation Committee are "independent" as defined in Section 121(A) of the Amex listing standards. Our Board of Directors has adopted a written charter for the Compensation Committee.

        The Nominating and Corporate Governance Committee consists of Gen. William E. Odom, Mr. Carl W. Vogt and Dr. Roger P. Heinisch. The Committee met three times during fiscal 2004. The Committee is charged with the responsibility of identifying appropriate candidates for nomination to the Board. In the opinion of our Board of Directors, the members of the Nominating and Corporate Governance Committee are "independent" as defined in Section 121(A) of the Amex listing standards. The Company By-Laws currently set forth the procedures for the nomination of candidates for director by stockholders. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee.

        The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

        In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply criteria that include the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

        Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by following the procedures outlined in the By-Laws of the Company. The By-Laws specify the procedure whereby nominations of persons for election to the Board of Directors at the Annual Meeting of stockholders may be made at such Annual Meeting by any stockholder of record. However, nominations by stockholders shall be made only after giving timely notice in writing to the Clerk of the Company. In order to be timely given, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company (a) not less than 95 more than 125 days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders of the Company or (b) if the Annual Meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice to the Clerk shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation, if any, which are beneficially owned by the person, (iv) any other information regarding the nominee as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules, and (v) the consent of each nominee to serve as a director of the Company if so elected; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a representation that the stockholder (and any party on whose behalf such stockholder is acting) is qualified at the time of giving such notice to have such individual serve as the nominee of such stockholder (and any party on whose behalf such stockholder is acting) if such individual is elected, accompanied by copies of any notifications or filings with, or orders or other actions by, and governmental authority which are required in order for such stockholder (and any party on whose behalf such stockholder is acting) to be so qualified, (v) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, and (vi) such other information regarding such stockholder as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director.

        The Chairman of the Board or other presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if such officer should so determine, such officer shall so declare to the meeting and the defective nomination shall be disregarded. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company's proxy card for the next Annual Meeting.

Code of Ethics

        The Company has a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company. The Code of Business Conduct and Ethics is available on our web site at www.as-e.com. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics by posting such information on our web site at www.as-e.com.

Compensation of Directors

        Directors who are also employees of the Company do not receive additional compensation as directors. Non-employee Directors (other than the Chairman) receive annual grants of 2,000 shares of Company Common Stock issuable on January 10th of each year, and options to purchase 7,000 shares of Common Stock at the closing price on the date of the Annual Meeting in each year. The Chairman receives 3,000 shares of Common Stock on January 10th, and 7,500 options at the Annual Meeting date, of each year. No Annual Meeting fees or other fees are payable to any director.

OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS

        The following table sets forth the number of shares of the Company's voting stock beneficially owned (as determined under the rules of the SEC) directly or indirectly as of June 30, 2004 by (i) each current director of the Company; (ii) each executive officer and former executive officer of the Company named in the Summary Compensation Table below; (iii) all current directors and executive officers of the Company as a group; and (iv) each person who is known to the Company to beneficially own more than five percent (5%) of the outstanding shares of any class of the Company's voting stock, as well as the percentage of the outstanding voting stock represented by each such amount. The information in the table is based on information available to the Company. The total number of shares of Common Stock outstanding as of June 30, 2004 was 7,822,312. Consistent with the rules of the Securities and Exchange Commission, the table below lists the ownership of the executive officers of the Company named in the Summary Compensation Table, although Messrs. Sheridan, Foose, Owens, and Clark are no longer serving as executive officers of the Company. The information regarding beneficial ownership of directors and executive officers as a group represents beneficial ownership of the Company's current directors and executive officers.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Denis R. Brown	3,440	(3)
Reed Clark	—	—
Anthony R. Fabiano	—	—
Ralph G. Foose	—	—
Paul H. Grazewski	1,000	(3)
Roger P. Heinisch	29,000	(3)
Hamilton W. Helmer	55,000	(3)
Donald J. McCarren	55,581	(3)
Ernest J. Moniz	11,614	(3)
William E. Odom	40,000	(3)
Paul Theodore Owens	16,667	(3)
Ralph S. Sheridan (4)	355,284	4.54%
Carl W. Vogt	26,166	(3)
Directors and Officers as a Group (13 persons)	238,468	7.58%
Essex Management Co., Inc. (5)	612,935	7.84%
FMR Corp. (6)	947,400	12.11%

(1)
Unless otherwise indicated, the address of all persons listed above is c/o American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821.

(2)
Includes shares that may be acquired under stock options and warrants exercisable within sixty days after the date of this table, as follows: Mr. Grazewski—1,000; Dr. Heinisch—21,000; Dr. Helmer—49,000; Dr. McCarren—33,000; General Odom—14,000; Mr. Owens—16,667; and Dr. Moniz—7,000 all Current Directors and Officers as a group—125,000.

(3)
Amount owned constitutes less than one percent.

(4)
Mr. Sheridan's address is 79 Byron Road, Weston, MA 02193.

(5)
Essex Management Co. Inc.'s address is 125 High Street, Boston, MA 02110.

(6)
FMR Corp.'s address is 82 Devonshire Street, Boston, MA 02109.

EXECUTIVE COMPENSATION

        The following chart provides information concerning compensation paid by the Company during the year ended March 31, 2004 to the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION

		Annual Compensation			Long-Term Compensation Option Awards (#)
Name and Principal Position	Fiscal Year					All other Compensation ($)(1)
		Salary ($)		Bonus ($)
Anthony R. Fabiano President and CEO	2004	151,200	(2)	—	—	—
Roger P. Heinisch (3) Former Interim President and CEO	2004	72,921	(8)(2)	—	—	—
Ralph S. Sheridan (4) Former President and CEO	2004 2003 2002	69,456 362,000 270,000	(8)(2) (8)	— —	— 225,000 —	1,058,255 56,000 1,162,000
Reed Clark (5) Former Vice President, International Marketing	2004 2003 2002	108,961 200,000 138,000	(8)(2)	— — —	— 8,000 —	160,778 — 8,000
Ralph G. Foose (6) Former Vice President, Operations	2004 2003 2002	210,132 222,000 200,000	(8)	— — —	— — 40,000	62,038 10,000 8,000
Paul H. Grazewski Vice President, Product Management	2004	130,923		—	—	—
Paul Theodore Owens (7) Former Executive Vice President and CFO	2004 2003	203,077 87,692	(2)	—	—	—

(1)
All Other Compensation includes the gain earned on the exercise of non-qualified or incentive stock options, taxable life insurance premiums paid by the Company, severance pay for former executives and, for Mr. Sheridan, a leased automobile.

(2)
The indicated year was a year of partial employment with the Company for the named executive.

(3)
Dr. Roger P. Heinisch served as Interim CEO from May 2003 to September 2003.

(4)
Mr. Sheridan ceased to serve as President and CEO in May 2003.

(5)
Mr. Clark ceased to serve as Vice President in August 2003.

(6)
Mr. Foose ceased to serve as Vice President in December 2003.

(7)
Mr. Owens ceased to serve as Vice President in June 2004.

(8)
Includes vacation benefits paid in cash as part of employment ceasing.

        Mr. Fabiano has an employment arrangement with the Company that provides for his employment as President and Chief Executive Officer, and as a Director, at an annual salary of $280,000, subject to annual review, plus performance bonuses tied to Company performance and specific accomplishments. Under the arrangement, Mr. Fabiano was eligible to receive an annual bonus of up to $240,000 for fiscal 2004, pro-rated for his period of service, and an annual bonus of up to $240,000 for fiscal 2005, based on his accomplishment of goals established by the Compensation Committee. In addition, the Company granted Mr. Fabiano options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $10.28 per share, the fair market value of the Company's Common Stock on the date of grant. The options become exercisable at the rate of 25,000 options per year on the first three anniversaries of the grant.

        Mr. Fabiano's arrangement stipulates that in the event that Mr. Fabiano's employment with the Company is terminated after March 31, 2004, he would receive twelve months salary continuation and twelve months of health insurance continuation. The Company also has agreed to provide Mr. Fabiano protection in the event of a change of control.

        Mr. Owens had an agreement with the Company granting severance payments equal to one year's salary if he was terminated for any reason other than for cause or pursuant to a change of control, as defined in the agreement, within twelve months after a change in the Company's President/CEO. Under the agreement, severance would also include continuation of benefits for a period equal to the lesser of one year or the start of new employment in which he receives substantially similar benefits.

OPTION GRANTS IN THE LAST FISCAL YEAR

        The following table provides information on option grants in the fiscal year ended March 31, 2004 to the Named Executive Officers.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Individual Grants
	Options Granted	% of Total Options Granted To All Employees	Exercise Price	Expiration Date
					5%/year	10%/year
Anthony R. Fabiano	75,000	15.44%	$10.28	9/8/13	$484,877	$1,228,775
Paul H. Grazewski	6,000	1.2%	$13.08	11/20/13	49,355	125,076

        Mr. Foose, Mr. Clark and Mr. Owens received no option grants in fiscal 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

        The following table sets forth the information for the Named Executive Officers with respect to options exercised during the fiscal year ended March 31, 2004 and the value of options held as of March 31, 2004 by such persons.

			Number of Unexercised Options at Fiscal Year End— March 31, 2004
					Value of Unexercised In-The-Money Options at Fiscal Year End— March 31, 2004 (1)
	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)
					Exercisable ($)	Unexercisable ($)
Anthony R. Fabiano	—	$—	—	75,000	$—	$771,000
Ralph S. Sheridan	223,299	$801,317	—	—	$—	$—
Ralph G. Foose	46,000	$129,598	14,000	—	$105,000	$—
Paul H. Grazewski	—	$—	3,000	9,000	$10,300	$99,080
Paul Theodore Owens	—	$—	16,667	33,333	$200,004	$396,000

(1)
The value of in-the-money options for the Company represents the positive spread between the exercise price of the stock options and the closing price of the Common Stock as of March 31, 2004 which was $16.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        During the fiscal year ended March 31, 2004, the Company's Compensation Committee consisted of General William E. Odom and Mr. Carl Vogt. No reportable relationship existed with respect to any member of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

        The Compensation Committee of the Board of Directors (consisting of the two independent Directors referenced below) has sole responsibility for compensation issues relating to the Chief Executive Officer. Compensation practices and policies for the other executive officers are set by the Chief Executive Officer with the advice and oversight of the Compensation Committee.

        The Company is committed to achieving long-term, sustainable growth and building shareholder value. Our compensation programs for executive officers are designed to maintain these commitments and encourage strong financial performance on an annual and longer term basis. The principal elements of the compensation structure for the Chief Executive Officer and other executive officers are base salary, performance bonus awards, certain fringe benefits, and long-term compensation consisting primarily of stock options.

        In order to maintain the effectiveness of our current executive compensation structure, the Compensation Committee annually reviews the reasonableness of executive compensation levels using public information about comparable companies within the high-tech and manufacturing industries, taking into account individual performance as well as the Company's growth and profitability. In making such determinations, the Compensation Committee reviews the nature and scope of each executive officer's responsibilities as well as his or her effectiveness in supporting our long-term goals. The Compensation Committee attempts to set levels of salary, bonus and other compensation at levels that will attract, motivate and retain superior executive talent in a highly competitive environment.

        The Compensation Committee has formulated an approach to all executive compensation that emphasizes the establishment of goals and objectives for each executive and for the Company as a whole and ties a substantial portion of executive compensation to the performance of the executive and the Company with respect to these goals and objectives. Also in keeping with its performance-based compensation philosophy, the Company has an incentive compensation program for all executives who report directly to the Office of the President. Under this policy, these executives receive a specified portion of their total compensation (ranging from 10% to 50%) based upon two factors: their completion of agreed upon goals and objectives, and the performance of the entire Company.

        Report Submitted By: William E. Odom and Carl Vogt

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        The Board of Directors has selected PricewaterhouseCoopers, LLP, to serve as independent auditors for the Company for fiscal year 2005.

        REQUIRED VOTE: The ratification of this selection is not required under the By-Laws of the Company, but the results of this vote will be considered by the Board when making any future determination regarding PricewaterhouseCoopers, LLP.

The Board of Directors recommends a vote FOR this Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Report.

        The Audit Committee members are Dr. Hamilton Helmer (Chairman), Dr. Donald McCarren and General William Odom. The Audit Committee assists the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal requirements and the Company's independent auditors. The Company's management has primary responsibility for the Company's financial statements as well as maintaining and monitoring a system of appropriate internal controls.

        The Audit Committee has met and held discussions with PricewaterhouseCoopers, LLP, the Company's independent auditors. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee also met with the independent auditors, with and without management present, to discuss the results of their examination, the evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the Company's audited consolidated balance sheets as of March 31, 2004 and consolidated statements of operations, cash flows and stockholders' equity for the three consecutive years ended March 31, 2004 with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees", as amended by Statement on Auditing Standards No. 90 "Audit Committee Communications" (concerning the accounting methods used in the financial statements).

        The Audit Committee has received and reviewed written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independent Standards Board Standard No.1, "Independence Discussions with Audit Committees" (concerning matters that may affect an auditor's independence) and has discussed with the auditors their independence. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the SEC.

Report Submitted By: Hamilton W. Helmer (Chairman), Donald J. McCarren and William E. Odom

AUDIT COMMITTEE CHARTER; AUDIT COMMITTEE INDEPENDENCE

        The Audit Committee is governed by a charter approved by the Board of Directors on July 18, 2000, and amended and restated on July 14, 2003. All Audit Committee members are independent pursuant to Section 121(A) of the AMEX's listing standards and the Sarbanes-Oxley Act of 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

        In July 2002, the Company dismissed Arthur Andersen LLP (Andersen) and engaged PricewaterhouseCoopers LLP (PwC) as the Company's principal auditor. The decision to dismiss Andersen and retain PwC was approved by the Company's Board of Directors upon the recommendation of management. The independent directors, who constitute the Audit Committee, voted unanimously for the change.

        The audit report of Andersen on the Company's consolidated financial statements as of and for the fiscal year ended March 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal year ended March 31, 2002, and the subsequent interim period, there were no disagreements between the Company and Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports, and there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

        A representative of PwC will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

FISCAL 2004 AUDIT FIRM FEE SUMMARY

Principal Accountants Fees and Services

Audit Fees

        PwC billed us an aggregate of approximately $275,613 and $232,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal years ended March 31, 2004 and March 31, 2003, respectively, and for the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal years ended March 31, 2004 and March 21, 2003, respectively.

Audit-Related Fees

        PwC billed us an aggregate of approximately $41,980 and $28,700 in fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements during the fiscal years ended March 31, 2004 and March 31, 2003, respectively, and not reported in Audit Fees above. These fees relate to the professional services received in conjunction with the SEC comment review letter.

Tax Fees

        PwC billed us an aggregate of approximately $25,000 for tax compliance, tax advice and tax planning for the fiscal years ended March 31, 2003 and March 31, 2002, respectively.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has established a policy for the pre-approval of audit and non-audit services performed for the Company by the independent auditors. The policy provides for general pre-approval of services and specific case-by-case approval of certain services, such as non-audit services (except for certain de minimus services as defined by applicable SEC regulations). The services that are pre-approved include audit services and audit-related services, such as employee benefit plan audit services, and may also include other services, such as tax related services. The Audit Committee does not delegate its responsibilities concerning pre-approval of services to management. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for services performed to date.

        During the fiscal year ending March 31, 2004, no pre-approval requirements were waived for services included in the "Audit-Related Fees" and "Tax Fees" captions above pursuant to the limited waiver provisions in applicable rules of the SEC.

STOCK PERFORMANCE CHART

        The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends, if applicable) during the previous five years in comparison to the returns of the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

Total Return to Shareholders
(Dividends reinvested monthly)

Note:	Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year (and reinvestment of dividends) in the Company's Common Stock, Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Information Technology Composite Stock Price Index.

OTHER MATTERS

Stockholder Proposals for 2005 Annual Meeting

        Proposals which stockholders intend to present at the Company's 2005 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than April 23, 2005. To submit a non-Rule 14a-8 proposal for the Company's 2005 Annual Meeting of Stockholders, the proposal must be received at the principal executive offices of the Company, to the attention of the Clerk of the Company, between May 12, 2005 and June 12, 2005. Alternatively, if such meeting is called for a date not within 30 days before or after September 16, 2005, then the proposal must be received on the 10th day following the earlier of (a) the day on which notice of the date of such meeting was mailed and (b) the date the Company publicly disclosed the date of such meeting. If a proponent fails to notify the Company by July 6, 2005 of a non-Rule 14a-8 stockholder proposal that it intends to submit at the Company's 2005 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter. The Company suggests that proposals be submitted by Certified Mail, Return Receipt Requested.

        The proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter. The Company suggests that proposals be submitted by Certified Mail, Return Receipt Requested. For each matter proposed for the Annual Meeting, the proponent should provide (a) a brief description of the proposal and the reasons for addressing that proposal at the meeting, (b) the proponent's name and record address, (c) the class and number of shares of stock held by the proponent as of the record date for the meeting, (d) any material interest of the proponent in the proposal and (e) all other information that the proponent would have to include in a proxy statement if the proponent were to solicit proxies for the proposal under Regulation 14A of the Exchange Act of 1934.

        Stockholder nominations for directors may be made only after giving timely notice in writing to the Clerk of the Company. In order to be timely given, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between May 12, 2005 and June 12, 2005. Alternatively, if such meeting is called for a date not within 30 days before or after September 16, 2005, then the notice must be received on the 10th day following the earlier of (a) the day on which notice of the date of such meeting was mailed and (b) the date the Company publicly disclosed the date of such meeting. This stockholder's notice to the Clerk of the Company must state, as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation, if any, which are beneficially owned by the person, (iv) any other information regarding the nominee as would be required to be included in a proxy statement or other filings required to be filed pursuant to Regulation 14A of the Exchange Act of 1934, and (v) the consent of each nominee to serve as a director of the corporation if so elected.

        The stockholder's notice to the Clerk of the Company must also state, as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a representation that the stockholder (and any party on whose behalf such stockholder is acting) is qualified at the time of giving such notice to have such individual serve as the nominee of such stockholder (and any party on whose behalf such stockholder is acting) if such individual is elected, accompanied by copies of any notifications or filings with, or orders or other actions by, and governmental authority which are required in order for such stockholder (and any party on whose behalf such stockholder is acting) to be so qualified, (v) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, and (vi) such other information regarding such stockholder as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Regulation 14A of the Exchange Act of 1934.

        The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director. No person shall be eligible for election as a director unless nominated in accordance with the provisions set forth herein. The Chairman of the Board of Directors or other presiding officer of such meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if such officer should so determine, such officer shall so declare to the meeting and the defective nomination shall be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires certain persons, including the Company's directors, executive officers and beneficial holders of more than 10% of the Company's Common Stock to file initial reports of beneficial ownership of the Company's securities and reports of changes in beneficial ownership with the Securities and Exchange Commission. For fiscal year 2004, to the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the individual reports for the annual grants of stock to the six non-employee directors in January 2004 were filed late.

Certain Relationships and Related Party Transactions

        There were no related party transactions during fiscal 2004 required to be reported pursuant to this item.

Incorporation by Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled Compensation Committee Report on Executive Compensation and Stock Performance Chart shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

        The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004 filed with the SEC, which provides additional information about the Company, is available on the Internet at www.as-e.com and to beneficial owners of the Common Stock without charge upon written request to the Investor Relations Department, American Science and Engineering, Inc., 829 Middlesex Turnpike, Billerica, MA 01821

Other Proposed Action

        The Board of Directors knows of no other matters that are to be presented at the Meeting. If however, any other business should properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy upon such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Kenneth J. Galaznik
                      Assistant Clerk

AMERICAN SCIENCE AND ENGINEERING, INC.

ANNUAL MEETING OF STOCKHOLDERS
September 16, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Anthony R. Fabiano and Kenneth Galaznik, or either of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders ("Meeting") of American Science and Engineering, Inc. ("Company") to be held Thursday, September 16, 2004 at the Renaissance Bedford Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts at 10:30 a.m. and at any adjournments thereof, to vote in the name and place of the undersigned as designated below, with all powers which the undersigned would possess if personally present, all of the stock of the Company standing in the name of the undersigned on the books of the Company, on all matters set forth in the Notice of the Meeting and Proxy Statement, receipt of which is acknowledged, and upon such other and further business as may properly come before the Meeting. All proxies previously given by the undersigned in respect of the Meeting are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE, AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OF THE MEETING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS

AMERICAN SCIENCE AND ENGINEERING, INC.

September 16, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V Please detach along perforated line and mail in the envelope provided V

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To fix the number of directors at eight and to elect
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	o o o o o o o o	Anthony R. Fabiano Denis R. Brown Roger P. Heinisch Hamilton W. Helmer Donald J. McCarren Ernest J. Moniz William E. Odom Carl W. Vogt

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.	RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement for the Meeting and the 2004 Annual Report of the Company.
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder                      Date:            Signature of Stockholder                      Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL NO. 1
ELECTION OF DIRECTORS
OWNERSHIP OF COMMON STOCK OF THE COMPANY BY CERTAIN PERSONS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION
OPTION GRANTS IN THE LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
REPORT OF THE AUDIT COMMITTEE
AUDIT COMMITTEE CHARTER; AUDIT COMMITTEE INDEPENDENCE
INDEPENDENT PUBLIC ACCOUNTANTS
FISCAL 2004 AUDIT FIRM FEE SUMMARY
STOCK PERFORMANCE CHART
OTHER MATTERS